SUPPLEMENT DATED SEPTEMBER 29, 2021

TO THE

NEW YORK LIFE PREMIER VARIABLE ANNUITY – P SERIES

PROSPECTUS DATED MAY 1, 2021

INVESTING IN NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT – III

This supplement revises and, to the extent inconsistencies exist, replaces information contained in the prospectus (the “Prospectus”) for the variable annuity policies offered through the separate account listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined in this supplement have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note that, effective November 4, 2021, the New York Life Annuities Service Center will have a new mailing address for written service requests.

To reflect this change, as of November 4, 2021, the existing section of the Questions and Answers section of your Prospectus entitled “Where do I send written service requests to the New York Life Annuities Service Center?” will be deleted and replaced with the following:

13. Where do I send written service requests to the New York Life Annuities Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the New York Life Annuities Service Center at one of the following addresses:

Regular Mail	NYL Annuities – TPD Mail Code 7390 P.O. Box 7247 Philadelphia PA 19170-7390

Express Mail	NYL Annuities – TPD 400 White Clay Center Drive Attn: LOCKBOX #7390 Newark, DE 19711

Written service requests will be effective as of the Business Day they are received in Good Order at the New York Life Annuities Service Center at one of the addresses listed immediately above.

E-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010